MEDIA RELEASE
Exhibit 99.1

Rocket Lab Neutron Test Update

Long Beach, Calif. January 21, 2026: Rocket Lab Corporation (Nasdaq: RKLB) (“Rocket Lab” or “the Company”), a global leader in launch services and space systems, today announced an update relating to the development of its Neutron rocket.

As the Company pushes Neutron to the limits and beyond to qualify its systems and structures for launch, qualification testing of the Stage 1 tank overnight resulted in a rupture during a hydrostatic pressure trial. Testing failures are not uncommon during qualification testing. We intentionally test structures to their limits to validate structural integrity and safety margins to ensure the robust requirements for a successful launch can be comfortably met.

There was no significant damage to the test structure or facilities, the next Stage 1 tank is already in production, and Neutron’s development campaign continues while the team assesses today’s test outcome.

The team is reviewing the Stage 1 test data, which will determine the extent of the impact to Neutron’s launch schedule. The Company intends to provide an update on the Neutron schedule during its 2025 Q4 earnings call in February.
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About Rocket Lab
About Rocket Lab Rocket Lab is a leading space company that provides launch services, spacecraft, payloads and satellite components serving commercial, government, and national security markets. Rocket Lab’s Electron rocket is the world’s most frequently launched orbital small rocket; its HASTE rocket provides hypersonic test launch capability for the U.S. government and allied nations; and its Neutron launch vehicle in development will unlock medium launch for constellation deployment, national security and exploration missions. Rocket Lab’s spacecraft and satellite components have enabled more than 1,700 missions spanning commercial, defense and national security missions including GPS, constellations, and exploration missions to the Moon, Mars, and Venus. Rocket Lab is a publicly listed company on the Nasdaq stock exchange (RKLB). Learn more at www.rocketlabcorp.com.
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MEDIA RELEASE

Forward Looking Statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements contained in this press release other than statements of historical fact, including, without limitation, statements regarding our launch and space systems operations, launch schedule and window, safe and repeatable access to space, Neutron development, operational expansion and business strategy, are forward-looking statements. The words “believe,” “may,” “will,” “estimate,” “potential,” “continue,” “anticipate,” “intend,” “expect,” “strategy,” “future,” “could,” “would,” “project,” “plan,” “target,” and similar expressions are intended to identify forward-looking statements, though not all forward-looking statements use these words or expressions. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including but not limited to the factors, risks and uncertainties included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, as such factors may be updated from time to time in our other filings with the Securities and Exchange Commission (the “SEC”), accessible on the SEC’s website at www.sec.gov and the Investor Relations section of our website at https://investors.rocketlabcorp.com which could cause our actual results to differ materially from those indicated by the forward-looking statements made in this press release. Any such forward-looking statements represent management’s estimates as of the date of this press release. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change.
rocketlabcorp.com | media@rocketlabusa.com